                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): November 23, 1998

                        LITCHFIELD FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        Massachusetts                   0-19822                04-3023928
        -------------                   -------                ----------
(State or other jurisdiction of     (Commission File         (IRS Employer
 incorporation or organization)         Number)          (Identification Number)

                  430 Main Street
              Williamstown, MA 01267                05352
              ----------------------             ----------
              (Address of principal              (Zip Code)
                executive offices)

       Registrant's telephone number, including area code: (413) 458-1000

         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------

        In conjunction with the offering of its 9.25% Series B Notes due December 1, 2003, the Company executed an Underwriting Agreement with McDonald Investments Inc., attached hereto as Exhibit 1.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (c)  Exhibits
             --------

        1.2 Underwriting Agreement, dated as of November 23, 1998, between the Company and McDonald Investments Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LITCHFIELD FINANCIAL CORPORATION


Dated:  November 23, 1998              By: /s/ RICHARD A. STRATTON
                                          ------------------------------------
                                               Richard A. Stratton, President,
                                               Chief Executive Officer and
                                               Director